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                                                                Exhibit 10.56
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The Merrill Lynch Nonqualified Deferred Compensation Plan Trust Agreement

TRUST UNDER:
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DEFERRED COMPENSATION PLAN /1/

This Agreement made this day of 11-26-1997, by and between Petro Stopping Centers, L.P. (Company) and Merrill Lynch Trust of Texas, a Texas corporation (Trustee):

Whereas, Company has adopted the Nonqualified Deferred Compensation Plan identified above and such other Plan(s) as are listed in Appendix A.

Whereas, Company has incurred or expects to incur liability under the terms of such Plan(s) with respect to the individuals participating in such Plan(s).

Whereas, Company wishes to establish a trust (the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of the Company's insolvency, as herein defined until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan(s):

Whereas, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan(s) as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purpose of Title I of the Employee Retirement Income Security Act of 1974.

Whereas, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan(s):

NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section I.  Establishment of Trust.

(a) Company hereby deposits with Trustee in trust such cash and/or marketable securities, if any, listed in Appendix B, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.
(b)  The Trust hereby established shall be irrevocable.

/1/ This trust is intended to comply with the model grantor trust requirement of Revenue Procedure 92-64. While Merrill Lynch believes that this Trust Agreement complies with the Revenue Procedure, it provides no assurance that modifications to the additional terms contained herein would not be required by the Internal Revenue Service during the review process in the event the Company were to apply for a ruling as to the tax consequences of its plan and this trust. If the Company desires to obtain such a ruling from the Internal Revenue Service, a copy of this Trust Agreement with all substituted or additional language underlined as required by the Revenue Procedure is available through your Merrill Lynch Financial Consultant.

(c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.
(d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan(s) and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of insolvency, as defined in
     Section 3(a) herein.
(e) Company in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.
(f) Trustee shall not be obligated to receive such cash and/or property unless prior thereto Trustee has agreed that such cash and/or property is acceptable to Trustee and Trustee has received such reconciliation, allocation, investment, or other information concerning or representation with respect to, the cash and/or property as Trustee may require. Trustee shall have no duty or authority to (a) require any deposits to be made under the Plan or to Trustee: (b) compute any amount to be deposited under the Plan to Trustee: or (c) determine whether amounts received by Trustee comply with the Plan. Assets of the Trust may, in Trustee's discretion, be held in an account with an affiliate of Trustee.

Section 2. Payments to Plan Participants and Their Beneficiaries.

(a) With respect to each Plan participant, Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of the participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan(s)), and the time of commencement for payment of such amounts. The Payment Schedule shall be delivered to Trustee not more than 30 business days nor fewer than 15 business days prior to the first date on which a payment is to be made to the Plan participant. Any change to a Payment Schedule shall be delivered to Trustee not more than 30 days nor fewer than 15 days prior to the date on which the first payment is to be made in accordance with the changed Payment Schedule. Except as otherwise provided herein, Trustee shall make payments to Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company, it being understood among the parties hereto that (1) Company shall on a timely basis provide Trustee specific information as to the amount of taxes to be withheld and (2) Company shall be obligated to receive such withheld taxes from Trustee and properly pay and report such amounts to the appropriate taxing authorities.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan(s), shall be determined by Company or such party as it shall designate under the Plan(s), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan(s).
(c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan(s). Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan(s). Company shall make the balance of each payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.
(d) Trustee shall have no responsibility to determine whether the Trust is sufficient to meet the liabilities under the Plan(s), and shall not be liable for payments or Plan(s) liabilities in excess of the value of the Trust's assets.

Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When Company is Insolvent.

(a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is insolvent. Company shall be considered "insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.
(b) At all times during the continuance of this Trust, as provided in Section I(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

    (1) The Board of Directors and the Chief Executive Officer of Company (or, if there is no Chief Executive Officer, the highest ranking officer) shall have the duty to inform Trustee in writing of Company's insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become insolvent, Trustee shall determine whether Company is insolvent and pending such determination Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

    (2) Unless Trustee has actual knowledge of Company's insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is insolvent, Trustee shall have no duty to inquire whether Company is insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

    (3) If at any time Trustee has determined that Company is insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants
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         or their beneficiaries to pursue their rights as general creditors of
         Company with Respect to benefits due under the Plan(s) or otherwise.

    (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not insolvent (or is no longer insolvent).

(c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants provided for hereunder during any such period of discontinuance; provided that Company has given Trustee the information with respect to such payments made during the period of discontinuance prior to resumption of payments by Trustee.

Section 4.  Payments to Company.

Except as provided in Section 3 hereof, since the Trust is irrevocable in accordance with Section 1(b) hereof, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan(s).

Section 5. Investment Authority.

(a) Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercised by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by Company unless an investment adviser has been appointed pursuant to Section 5(c) and voting authority has been delegated to such investment adviser.

(b) Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercised by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

(c) Trustee may appoint one or more investment advisers who are registered as investment advisers under the Investment Advisers Act of 1940, who may be affiliates of Trustee, to provide investment advice on a discretionary or nondiscretionary basis with respect to all or a specified portion of the assets of the Trust.

(d)  Trustee, or Trustee's designee, is authorized and empowered:

     (1) To invest and reinvest Trust assets, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness (including those issued by Trustee), shares of mutual funds (which funds may be sponsored, managed or offered by an affiliate of Trustee) guaranteed investment contracts, bank investment contracts, other securities, policies of life insurance, annuity contracts, options, options to buy or
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          sell securities or other assets, and all other property of any type
          (personal, real or mixed, and tangible or intangible);

     (2) To deposit or invest all or any part of the assets of the Trust in savings accounts or certificates of deposit or other deposits in a bank or savings and loan association or other depository institution, including Trustee or any of its affiliates, provided with respect to such deposits with Trustee or an affiliate the deposits bear a reasonable interest rate;

     (3) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust; to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;

     (4) To hold in cash, without liability for interest, such portion of the Trust as is pending investments, or payment of expenses, or the distribution of benefits;

     (5) To take such actions as may be necessary or desirable to protect the Trust from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;

     (6) To settle, compromise or abandon all claims and demands in favor of or against the Trust;

     (7) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which Trustee is incorporated as set forth above, so that the powers conferred upon Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

     (8) To borrow money from any source and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security; and

      (9) To maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds or other securities to, any brokerage or other firm, including any firm that is an affiliate of Trustee.

Section 6.  Additional Powers of Trustee.

To the extent necessary or which it deems appropriate to implement its powers under Section 5 or otherwise to fulfill any of its duties and responsibilities as Trustee of the Trust, Trustee shall have the following additional powers and authority;

(a) To register securities, or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

(b) To designate and engage the services of, and to delegate powers and responsibilities to, such agents, representatives, advisers, counsel and accountants as Trustee considers necessary or appropriate, any of whom may be an affiliate of Trustee or a person who renders services to such an affiliate, and, as a part of its expenses under this Trust Agreement, to pay their reasonable expenses and compensation;

(c) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or
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     appropriate for the accomplishment of any of the powers listed in this Trust Agreement; and

(d) Generally to do all other acts that Trustee deems necessary or appropriate for the protection of the Trust.

Section 7.  Disposition of Income.

(a) During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 8.  Accounting by Trustee.

(a) Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 90 days following the close of each calendar year and within 90 days after removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. Trustee may satisfy its obligation under this Section 8 by rendering to Company monthly statements setting forth the information required by this Section separately for the month covered by the statement.

Section 9.  Responsibility and Indemnity of Trustee.

(a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan(s) and this Trust and is given in writing by Company. Trustee shall also incur no liability to any person for any failure to act in the absence of direction, request or approval from Company that is contemplated by, and in conformity with, the terms of this Trust. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.
(b) Company hereby indemnifies Trustee and each of its affiliates (collectively, the "Indemnified Parties") against, and shall hold them harmless from, any and all loss, claims, liability, and expense, including reasonable attorneys' fees, imposed upon or incurred by any Indemnified Party as a result of any acts taken, or any failure to act, in accordance with the directions from Company or any designee of Company, or by reason of the Indemnified Party's good faith execution of its duties with respect to the Trust, including, but not limited to, its holding of assets of the Trust, Company's obligations in the foregoing regard to be satisfied promptly by Company, provided that in the event the loss, claim, liability or expense involved is determined by a no longer appealable final judgment entered in a lawsuit or proceeding to have resulted from the gross negligence or willful misconduct of Trustee, Trustee shall promptly on request thereafter return to Company any amount previously received by Trustee under this Section with respect to such loss, claim, liability or expense. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust without direction from Company.

(c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

(d) Trustee may hire agents, accountants, actuaries, investment adviser, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(e) Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(f) However, notwithstanding the provisions of Section 9(e) above, Trustee may loan to Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

(g) Notwithstanding any powers to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains there from, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

Section 10.  Compensation and Expenses of Trustee.

Trustee is authorized, unless otherwise agreed by Trustee, to withdraw from the Trust without direction from Company the amount of its fees in accordance with the fee schedule agreed to by Company and Trustee. Company shall pay all administrative expenses, but if not so paid, the expenses shall be paid from the Trust.

Section 11.  Resignation and Removal of Trustee.

(a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

(b) Trustee may be removed by Company on 30 days notice or upon shorter notice accepted by Trustee.

(c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit, provided that Trustee is provided assurance by Company satisfactory to Trustee that all fees and expenses reasonably anticipated will be paid.

(d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 12 hereof, by the effective date of resignation or removal under paragraph(s) (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.
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(e)  Upon settlement of the account and transfer of the Trust assets to the successor Trustee, all rights and privileges under this Trust Agreement shall vest in the successor Trustee and all responsibility and liability of Trustee with respect to the Trust and assets thereof shall terminate subject only to the requirement that Trustee execute all necessary documents to transfer the Trust assets to the successor Trustee.

Section 12.  Appointment of Successor.

(a) If Trustee resignes or is removed in accordance with Section 11(a) or (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

(b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

Section 13.  Amendment or Termination.

(a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan(s) or shall make the Trust revocable since the Trust is irrevocable in accordance with Section 1(b) hereof.

(b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan(s). Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

(c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan(s). Company may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made. All assets in the Trust at termination shall be returned to Company.

Section 14.  Miscellaneous.

(a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either by law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Trust Agreement shall be governed by and construed in accordance with the laws of the state in which Trustee is incorporated as set forth above.

(d) The provisions of Sections 2(d), 3(b)(3), 9(b) and 15 of this Agreement shall survive termination of this Agreement.

(e) The rights, duties, responsibilities, obligations and liabilities of Trustee are as set forth in this Trust Agreement, and no provision of the Plan(s) or any other documents shall affect such rights, responsibilities, obligations and liabilities. If there is a conflict between provisions of the Plan(s) and this Trust Agreement with respect to any subject involving Trustee, including but not limited to the responsibility, authority or powers of Trustee, the provisions of this Trust Agreement shall be controlling.

(f) For purposes of this Trust, Change of Control shall mean: The purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stock holders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.

Section 15.  Arbitration.  Arbitration on final and binding on the parties.

 . The parties waive their right to seek remedies in court, including the right to jury trial.

 . Pre-arbitration discovery is generally more limited than and different from court proceedings.

 . The arbitrators' award is not required to include factual findings or level reasoning and any party's right to appeal or seek modification of rulings by the arbitrators is strictly limited.

 . The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

Company agrees that all controversies that may arise between Company and either or both the Trustee and its affiliate Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") in connection with the Trust, including, but no limited to, those involving any transactions, or the construction, performance, or breach of this or any other agreement between Company and either or both the Trustee and MLPF&S, whether entered into prior, on, or subsequent to the date hereof, shall be determined by arbitration. Any arbitration under this agreement shall be conducted only before the New York Stock Exchange, Inc., the American Stock Exchange, Inc., or arbitration facility provided by any other exchange of which MLPF&S is a member, the National Association of Securities Dealers, Inc., or the Municipal Securities Rulemaking Board, and in accordance with its arbitration rules then in force. Company may elect in the first instance whether arbitration shall be conducted before the New York Stock Exchange, Inc., the American Stock Exchange, Inc., other exchange of which MLPF&S is a member, the National Association of Securities Dealers, Inc., or the Municipal Securities Rulemaking Board, but if Company fails to make such election, by registered letter or telegram addressed to Merrill Lynch Trust, Employee Benefit Trust Operations, P.O. Box 30532, New Brunswick, New Jersey 08989-0532, before the expiration of five days after receipt of a written request from MLPF&S and/or the Trustee to make such election, then

MLPF&S and/or the Trustee may make such election. Judgement upon the award of arbitrators may be entered in any court, state, or federal, having jurisdiction. No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; who is a member of putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until:

(i)    the class certification is denied;

(ii)   the class is decertified; or

(iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

Section 16.  Effective Date.

The effective date of this Trust Agreement shall be   1/21  , 1998.
                                                    --------    --

IN WITNESS WHEREOF, Company and the Trustee have executed this trust Agreement each by action of a duly authorized person.

By signing this Agreement, the undersigned Company acknowledges (1) that, in accordance with Section 15 of this Agreement, Company is agreeing in advance to arbitrate any controversies that may arise with either or both the Trustee or MLPF&S and (2) receipt of a copy of this Agreement.


   Petro Stopping Centers, L.P.
 ----------------------------------
(Company)                                      Add second signature if required:

By:          /S/ Larry J Zine                   By:
      --------------------------------                ----------------------
            (Signature)                                     (Signature)

Name/Title:       Larry J. Zine                Name/Title:
           ---------------------------                     -----------------

                    EVP
  ------------------------------------          ----------------------------


 Melanie Madeira
----------------
(Trustee)

By:      /s/  Melanie Madeira
    --------------------------
             (Signature)

Name/Title:    Melanie Madeira
            ------------------

New Account Trust Officer
--------------------------

Appendix A

Name of Nonqualified Deferred Compensation Plan(s):

____________________________________Plan

____________________________________Plan

Appendix B

Deposit of cash and/or marketable securities to the Trust:

Cash: $ _____________________

Marketable Securities: _____________________________
____________________________________________________
____________________________________________________
____________________________________________________
____________________________________________________
____________________________________________________

The Merrill Lynch Special Nonqualified Deferred Compensation Plan Adoption Agreement

Please complete the information requested in the Adoption Agreement to establish the specific provisions of your plan. You do not have to provide a copy to your Financial Consultant. (Only the Merrill Lynch account opening agreements and an original executed copy of the associated Trust Agreement need to be returned to Merrill Lynch at the address printed on those forms.) This document and the Merrill Lynch Special Nonqualified Deferred Compensation Plan for Select Employees govern the rights of plan participants and should, therefore, be disclosed to participants and retained as part of your permanent records.

1.  EMPLOYER INFORMATION

A.  Name of Plan:      Petro Stopping Centers Deferred Compensation Plan
                 ----------------------------------------------------------

B. Name and Address of employer sponsoring the Plan. Please provide employer's business name:

Petro Stopping Centers L.P.
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Business Name

6080 Surety Dr.
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Address

El Paso
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City

Texas                         79905
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State                        Zip Code

C. Provide employer's primary contact for the Plan and telephone and FAX numbers. Also include the employer's Tax Identification Number.

Lori Stephens
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Primary Contact

Benefits Administrator
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Title

915-774-7358
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Telephone

915-774-7373
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FAX

74-2628339
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Employer Tax Identification Number

D. Give the first day of the 12-month period for which the employer pays taxes: __________________

2.  PLAN INFORMATION

A.  What is the effective date of the Plan?

      January 1, 1998
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B.  Plan Year-End.  Your "Plan Year" is the 12-consecutive month period for which you credit elective and matching deferrals and keep Plan records. Enter the last day of your Plan Year. For example, if you use the calendar year as your plan year, enter "December 31". If you use a different 12-month period--for instance if your business is on a fiscal year--enter the last day of your fiscal year, e.g. "July 31".

---------------------------------------------------------------------------

3.  ELIGIBLE EMPLOYEES

The following persons or classes of person shall be Participants (enter the names or positions of individuals eligible to participate or the criteria used to identify Participants, e.g., "Those key employees of the Company selected by the Compensation Committee of the Board of Directors".

Larry J. Zine, Exec VP/CFO
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---------------------------------------------------------------------------
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4.  COMPENSATION

Compensation is used to determine the amount of Elective Deferrals a Participant can elect. Compensation under the Plan is defined as (select one).

___ The Participants wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliate to the extent that the amounts are includable in gross income, including but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances, but not including those items excludable from the definition of compensation under Treas. Reg. Section 1.415-2(d)(3).

 X
___   The regular or base salary payable to the individual by the Employer or an Affiliate, excluding commissions and bonuses.


____ The cash compensation payable to the individual by the Employer or an Affiliate, including any commissions and bonuses.

____ The cash bonuses payable to the individual by the Employer or an Affiliate.

For purposes of the Plan, Compensation will be determined before giving effect to Elective Deferrals and other salary reduction amounts that are not included in the Participant's gross income under Code section 125, 401(k), 402(h) or 403(b).

5.  CONTRIBUTIONS

A. Elective Deferrals. Participants may elect to reduce their Compensation and to have Elective Deferrals credited to their Accounts by making an election under the Plan (which may be changed each year for later Plan Years as
    described in the plan), but no Participant may defer more than   20  %
                                                                   -----
    (1%-100%) of his or her Compensation for a Plan Year.

B. Matching Deferrals. If the Employer elects to match Elective Deferrals, specify the matching rate and indicate the amount of the Participant's Elective Deferrals that will be matched. You may also elect to decide each year whether Matching Deferrals will be made and, if so, what that year's matching rate will be.

 For example, the Employer may decide to credit a Matching Deferral of, for example, .50 cents for each dollar of a Participants Elective Deferrals, but limit the match to the first 5% of Compensation deferred by the Participant.
 If you want to set a maximum dollar amount on the amount of the Elective Deferrals that will be matched, insert the dollar amount and interval over which that amount is to be measured. For example, you could say that you will not match Elective Deferrals in excess of $1,000 per month. Matching Deferrals can be made after each payroll period, monthly, quarterly, or annually, at the Employer's discretion. Matching Deferrals will be subject to the vesting schedule selected in Item 6A. (select one):

 ___ No Matching Deferrals will be credited.

  X
______  The Employer will credit Matching Deferrals for each participant equal
 to   50  % of the first     4   % of the Participants Compensation which is
    ------               --------
 elected as an Elective Deferral but no Matching Deferral will be made on
 Elective Deferrals in excess of 9,500   per (specify time period if
                                 -------
 applicable).    Yearly  .
               -----------

 ___ The Employer will decide from year to year whether Matching Deferrals will be made and will notify Participants annually of the manner in which Matching Deferrals will be distributed for the subsequent year.

C. Discretionary Incentive Contributions. The Employer may make Discretionary Incentive Contributions in any amounts the Employer selects. These contributions will be subject to the vesting schedule selected in Item 6C.

  The Employer will make Discretionary Incentive Contributions under the Plan.

                  X
     _____Yes   _____ No

6.  VESTING OF MATCHING DEFERRALS AND DISCRETIONARY INCENTIVE CONTRIBUTIONS

A.  Vesting Schedule for Matching Deferrals.

     Indicate how the portion of a Participant's Account attributable to Matching Deferrals is to vest.

     Matching Deferrals vest in accordance with the following schedule (select one):

  ___  100% immediate.
  ___  100% after ____ years of service.
   X   20% after  1  years of service and an additional 20% for each
  ___           -----
       year thereafter.
  ___  Other vesting schedule (specify):

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

B.   Vesting Services

     Indicate whether you will give credit for vesting service for time spent with a predecessor employer, and if so, specify the maximum number of years and the type of predecessor service for which credit will be given. For vesting purposes (select one):

        X    Service with a predecessor employer will not be considered.
      -----
-----------------------------------------------------------------------------
 ___ Service (up to a maximum of ____ years) with the following employer(s) will be considered:

-----------------------------------------------------------------------------

C.   Vesting Schedule for Discretionary Incentive Contributions.

     Indicate how the portion of a Participant's Account attributable to Discretionary Incentive Contributions is to vest.

     Unless otherwise specified by the Employer at the time of Discretionary Incentive Contribution is made, Discretionary Incentive Contributions vest in accordance with the following schedule (select one):

  ___  100% immediate.
  ___  100% after ____ years of service.
        20% after      years of service and an additional 20% for each year
  ___             -----
         thereafter.
  ___Other vesting schedules (specify):

-----------------------------------------------------------------------------

7.   ACCOUNTS

     The Trustee can either invest each Participant's Account balance as a separate account (in which case the Trustee, could, but would not be required to, take into consideration the investment preferences of the Participants) or invest the Account balances of all Participants as a single fund (in which case the Trustee could, but would not be required to, take into consideration the investment preference of the Employer) (select one):

     X    Account balances are to be invested separately.
   -----

   _____  Account balances are to be invested as a single fund.

8.   RETIREMENT AGE

    The Retirement Age under the Plan is age  59  1/2.  A Participant
                                             ----------
    terminating employment before Retirement Age for reasons other than death or Total and Permanent Disability will not be entitled to receive any installment payments elected on the Election Form.

9.   WITHDRAWALS WHILE WORKING

     Withdrawals for Unforeseen Emergency. If you check the first box, Participants may make withdrawals while working in the event they encounter an unforeseen emergency. They generally can withdraw the vested portion of their Accounts.

     NOTE: Withdrawals are strictly limited as described in Plan Section 7.5. It is the Plan Administrator's responsibility to ensure that the limits are being followed. Excess withdrawals may result in loss of the tax deferral on all amounts credited under the Plan for the benefit of all Participants.

     Withdrawals of the vested portion of a Participant's Account for unforeseen emergencies (select one):

     X    Are permitted to the full extent allowable under the Plan.
   -----
   _____  Are not permitted.

10.  ADMINISTRATION

     Plan Administrator. The Plan Administrator is legally responsible for the operation of the Plan, including:

 .   Keeping track of which employees are eligible to participate in the Plan and the date each employee becomes eligible to participate.

 .   Maintaining Participant's Accounts including all sub-accounts required for different contribution types and payment elections, and keeping track of all elections made by Participants under the Plan and any other relevant information.

 .   Transmitting important communications to the Participants and obtaining relevant information from Participants such as changes in investment selections.

 .   Filing important reports required to be submitted to governmental agencies.

     The Plan Administrator will be the person or persons identified below:

Lori Stephens
------------------------------------------------------------------------------
Name

Benefits Administrator
------------------------------------------------------------------------------
Title

------------------------------------------------------------------------------
Name

------------------------------------------------------------------------------
Title

------------------------------------------------------------------------------
Name

------------------------------------------------------------------------------
Title

11.  SIGNATURES

     After reviewing the Adoption Agreement, enter the current date and the name of the Employer. The signature of the Employer or the person signing for the Employer must be witnessed. Note that the person signing for the Employer must be authorized to do so, such as by a resolution of the
      Employer's board of directors or governing by-laws.

     While the Merrill Lynch Special Nonqualified Deferred Compensation Plan for Select Employees, including this Adoption Agreement, has been designed in a manner to permit Participants to defer federal income tax on amounts credited to their accounts until the amounts are actually paid, neither Merrill Lynch, Pierce, Fenner & Smith Incorporated, the sponsor of this document, nor any of its affiliates ("Merrill Lynch") provide any assurances of that result in the Employer's particular situation or assume any responsibility in this regard. Please consult your tax advisor regarding the tax consequences of this Plan to you and your employees and the advisability of submitting this document to the Internal Revenue Service to obtain a ruling concerning those consequences. In addition, please consult your independent legal counsel with respect to securities law issues. By signing this Adoption Agreement the Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan have been made by Merrill Lynch.

Petro Stopping Centers L.P.
------------------------------------------------------------------------------
Name of Employer (print or type)

By:
 /s/ Larry J. Zine
------------------------------------------------------------------------------
Authorized Signature

Larry J. Zine                     EVP
------------------------------------------------------------------------------
Print Name and Title

Date: _____________

WITNESS:
 /s/ Lori V. Stephens
------------------------------------------------------------------------------
Signature

Below is a list of variables to the Deferred Compensation Agreements chosen by the officers required to file with this Form 10-K.


                  Name          % Deferred
                 -----          ----------
             Jack  Cardwell        15%
             Larry J. Zine         20%
             Jim Cardwell          10%
             Travis Roberts         8%
             David Latimer         11%